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                                                                    EXHIBIT 10.1



                     SEPARATION AND MUTUAL RELEASE AGREEMENT

      This Separation and Release Agreement ("Agreement") is entered into between Metal Management, Inc., a Delaware corporation ("Company"), for and on behalf of itself and any affiliated and related entities (hereinafter referred to collectively as the "Company Affiliates" or, individually, as a "Company Affiliate") and Michael W. Tryon, an individual resident of the state of Illinois ("Executive"), this 2nd day of September 2004. For purposes of this Agreement, "affiliated and related entities" means, with respect to any entity or entities, any other entity or entities directly or indirectly controlling, controlled by, or under common control with, such entity or entities, as well as any joint venture involving any such entity and, for purposes of this definition, "control" means the power to direct or cause the direction of the management or policies of the controlled entity.

      For and in consideration of the agreements set forth herein, including the waiver and release by the parties of certain rights thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Resignation. Executive hereby resigns as of the date hereof as a director, board member and/or officer of Company and all Company Affiliates of which Executive is a director, board member and/or officer as of the date hereof and resigns as of September 14, 2004 (the "Resignation Date") as an employee of Company and all Company Affiliates of which he is an employee as of the Resignation Date, and shall take such action as may be required to document such resignation as may be reasonably requested by the applicable Company or Company Affiliate. Executive shall have no further official duties after the Resignation Date. Executive's resignation shall be treated as a unilateral termination by Executive, without "Good Reason," as such term is defined in that certain Employment Agreement, dated April 1, 2000 (as amended or otherwise modified on June 7, 2001, June 13, 2001 and April 21, 2003, the "Employment Agreement"), by and between Executive and Company.

      2. Release of Claims.

         (a) General. Executive acknowledges and agrees that this Agreement includes a complete, final, and binding settlement, release and covenant not to sue with respect to any claims he may have against the Releasees (as defined below), including, but not limited to, all claims arising from or in any way related to Executive's employment with Company or any of the Company Affiliates or the termination thereof, as well as claims arising from any contracts, agreements, or employment relationships, currently in force or contemplated, between Executive and Company and the Company Affiliates.

         (b) Release. Executive hereby releases, discharges, and covenants not to sue Company and the Company Affiliates, or any of them, and/or their respective predecessors, successors, parents, subsidiaries, affiliates, divisions, assigns, current or former employees, officers, directors, shareholders, representatives, attorneys, and agents (collectively referred to herein as "Releasees"), collectively, separately, and severally, from any and all claims, causes of action, liabilities, and judgments of every type and description whatsoever, known and unknown,


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arising under any state (including the employment laws of State of Illinois), local, federal, administrative or foreign (for purposes of this Agreement, "foreign" means the legal jurisdiction of any sovereign state or country other than the United States of America) law (including, but not limited to, claims arising under the Civil Rights Act of 1964, as amended; 42 U.S.C. Section 1981; the Rehabilitation Act of 1973, as amended; the Employee Retirement Income Security Act of 1974, as amended; the Fair Labor Standards Act of 1938, as amended; the Americans with Disabilities Act; the Securities Act of 1933, as amended (the "Securities Act"); the Securities Exchange Act of 1934, as amended (the "Exchange Act"); the Family and Medical Leave Act; or claims for declaratory judgment, equitable relief, or attorney's fees) which he, his heirs, administrators, executors, personal representatives, beneficiaries, and assigns may have or claim to have against Releasees for any reason whatsoever, which arise from events occurring prior to the date of this Agreement. Executive understands and agrees that the payments made to him pursuant to this Agreement and this release include and encompass therein any and all claims with respect to attorneys' fees, costs, and expenses for or by any and all attorneys who have represented him or with whom he has consulted or who have done anything in connection with the subject matter of this Agreement or any and all claims released herein. Notwithstanding anything contained herein to the contrary, nothing in this subparagraph shall prevent Executive from bringing a claim or claims to enforce the terms of this Agreement.

         (c) Full Settlement and Agreement. Executive agrees that this Agreement resolves any and all claims which have been or might be filed by Executive or on Executive's behalf against any Releasees with any State of Illinois administrative agency, the Equal Employment Opportunity Commission (the "EEOC") and any other federal, state, or local court, tribunal agency or commission of the United States, or of any other sovereign state or country as of the Effective Date and as specified in Section 2(b) above. Executive agrees that this Agreement constitutes a full resolution of any and all such claims, and if any action should be taken to pursue any such charge, any or all Releasees shall be entitled to a protective order against or summary judgment dismissing any such action, and neither he nor anyone on Executive's behalf shall file or cause to be filed any charge, claim, or complaint in any forum against any of the Releasees.

         (d) Release and Indemnification by Company. Company and Company Affiliates hereby release, discharge, and covenant not to sue Executive from any and all claims, causes of action, liabilities, and judgments of every type and description whatsoever, arising under any state, local, federal, administrative or foreign law (including, but not limited to claims for declaratory judgment, equitable relief, or attorney's fees) which they may have or claim to have against Executive for any reason whatsoever, excluding theft or fraud. Further, Company and Company Affiliates, jointly and severally, agree to indemnify and hold Executive harmless from any and all claims, causes of action, liabilities, and judgments of every type and description whatsoever, known and unknown, excluding theft or fraud, arising under any state, local, federal, administrative or foreign law (including, but not limited to claims for declaratory judgment, equitable relief, or attorney's fees) brought against him by or on behalf of any other Company Affiliate, including, without limitation, the Releasees (or other association for which Executive served as an officer or in a similar business capacity on behalf of or in his capacity as an officer of Company or any Company Affiliate), which arise from events occurring prior to the


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Resignation Date. Notwithstanding anything contained herein to the contrary, nothing in this subparagraph shall prevent Company or any Company Affiliate from bringing a claim or claims for theft or fraud or to enforce the terms of this Agreement.

      4. Non-Disparagement.

         (a) By Executive. Except as otherwise required by law, Executive hereby agrees and covenants that he shall not make any statement, written or verbal, in any forum or media, or take any other action, in disparagement of Company or any Company Affiliate. Without limiting the foregoing, the statements prohibited by this section include negative references to Company's or any Company Affiliates' products, services, corporate policy, officers and/or directors.

         (b) By Company. Except as otherwise required by law, Company hereby agrees and covenants that it shall cause all officers and directors of Company to refrain from making any statement, written or verbal, in any forum or media, or taking any other action, either directly or indirectly through the officers or employees of Company or any Company Affiliate, in disparagement of Executive. Without limiting the foregoing, the statements prohibited by this section include negative references to Executive's service as an employee, officer, director or board member of Company or the Company Affiliates but do not include statements regarding any claims not released in Section 2(d) above.

      5. Recommendations by Company. Upon request by Executive, Company hereby agrees to provide Executive with oral and/or written, positive recommendations and referrals to third parties.

      6. Agreements to Cooperate.

         (a) Company shall use reasonable efforts to effect the timely issuance of common stock issuable in respect of all of Executive's warrants (the "Common Stock") promptly following Executive's notice of exercise of such warrants and will provide reasonable assurances to any brokerage firm utilized by Executive that the shares of common stock issued upon the exercise of such warrants and the shares of restricted stock held by Executive have been duly registered under the Securities Act .

         (b) Executive hereby represents and warrants that Executive does not possess any material non-public information of Company as of the date of this Agreement and will not be provided with any material nonpublic information of Company through the Resignation Date.

         (c) Company hereby acknowledges that, commencing as of the date hereof, Executive is not an affiliate of Company for purposes of the Securities Act or the Exchange Act.

         (d) Executive hereby acknowledges that Executive is entitled to sell freely the Common Stock under the registration statement of Company on Form S-8 filed on July 9, 2003 with the Securities and Exchange Commission provided such sales are effected in accordance


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with the terms of the Plan of Distribution described in the prospectus comprising a part of such registration statement.

      7. Applicable Law. This Agreement has been entered into in and shall be governed by and construed under the laws of the State of Illinois without reference to the choice of law principles thereof.

      8. Understanding. Executive herewith covenants and agrees that he has read and fully understands the contents and the effect of this Agreement. Executive accepts each and all of the terms, provisions, and conditions of this Agreement, and does so voluntarily and with full knowledge and understanding of the contents, nature, and effect of this Agreement.

      9. Unpaid Amounts. Notwithstanding anything to the contrary contained in this Agreement, Company shall pay to Executive any and all accrued but unpaid salary, vacation and reimbursement of business expenses up to and including the Resignation Date. Such amounts shall be paid to Executive in cash within five days following the Resignation Date.













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         This Agreement was executed by the parties as of the date first above written.



EXECUTIVE:


--------------------------------------------
Michael W. Tryon



COMPANY:

METAL MANAGEMENT, INC.


By
   --------------------------------------------
   Daniel Dienst
   Chief Executive Officer













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